Principal Funds, Inc.

Supplement dated March 1, 2019
to the Statement of Additional Information dated December 31, 2018

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the table under Contractual Limits on Total Annual Fund Operating Expenses, delete the row for EDGE MidCap and replace with the following:

Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	Expiration
EDGE MidCap	1.10%	N/A	N/A	0.77%	N/A	N/A	N/A	N/A	N/A	12/30/2020

In the table under Contractual Limits on Other Expenses, delete the row for EDGE MidCap and replace with the following:

Fund	Class R-6	Expiration
EDGE MidCap	0.02%	12/30/2020
In the table under Contractual Management Fee Waivers, add the following row for EDGE MidCap:

Fund	Waiver	Expiration
EDGE MidCap	0.10%	12/30/2020